                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 3, 1997

                           RELIASTAR FINANCIAL CORP.

            (Exact name of Registrant as specified in its charter)


         Delaware                         0-17441                 41-1620373
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                               Identification
                                                                   Number)

20 Washington Avenue South
   Minneapolis, Minnesota                                           55401
(Address of principal  executive                                 (Zip Code)
            offices)

                                (612) 372-5432
             (Registrant's telephone number, including area code)

                            RELIASTAR FINANCING II
            (Exact name of Registrant as specified in its charter)

            Delaware                                      Applied For
(State of incorporation or organization)         (IRS Employer Identification
                                                            Number)

  c/o ReliaStar Financial Corp.
  20 Washington Avenue South                                     55401
    Minneapolis, Minnesota                                     (Zip Code)
(Address of principal executive
           offices)


                                (612) 372-5432
             (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(c)  Exhibits

    Exhibit
    Number
    ------
     1(c)      Underwriting Agreement for Preferred Securities dated May 29, 1997.
     4(q)      Amended and Restated Declaration of Trust dated as of June 3, 1997, including form of Preferred Security.
     4(r)      Second Supplemental Indenture dated as of June 3, 1997 between the
               Company and Wilmington Trust Company, as Trustee.
     4(s)      Preferred Securities Guarantee Agreement dated as of June 3, 1997.
     5(a)      Opinion of Richards Layton & Finger, counsel to the Trust
     8         Opinion of Faegre & Benson LLP.
     23(c)     Consent of Richards Layton & Finger, P.C. (included in Exhibit 5(a))
     25(d)     Form T-1 Statement of Eligibility under the Trust Indenture Act of
               1939 of Wilmington Trust Company, as Trustee under the Amended and
               Restated Declaration.
     25(e)     Form T-1 Statement of Eligibility under the Trust Indenture Act of
               1939 of Wilmington Trust Company, as Trustee under the Preferred
               Securities Guarantee Agreement for the benefit of the holders of
               Preferred Securities.

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    RELIASTAR FINANCIAL CORP.
                                    (Registrant)


                                    By/s/ RICHARD R. CROWL
                                      ---------------------------------
                                       Richard R. Crowl
                                       Senior Vice President, General
                                       Counsel and Secretary

                                    RELIASTAR FINANCING II
                                    (Registrant)


                                    By /S/ RICHARD R. CROWL
                                      ---------------------------------
                                       Richard R. Crowl, Trustee

                                    Date  June 3, 1997